UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

GLOHAB, INC.

(Exact name of registrant as specified in its charter)

Delaware	85-1287941
(State of Incorporation or organization)	(IRS Employer Identification No.)

3111 Camino del Rio North, suite 400 San Diego, CA	92108
(Address of principal executive offices)	(Zip Code)

 Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock	OTC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [x]

Securities Act registration statement file number to which this form relates:

Securities to be registered pursuant to Section 12(g) of the Act: 333-229873

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock	OTC

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, 500,000,000 Authorized, Par Value $0.0001

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 16, 2021	By:	Glohab, Inc. /s/ Daniel Correa
Daniel Correa
Chief Executive Officer
(Principal Executive Officer and duly authorized signatory)